Exhibit 10.1

Execution Copy

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of February 28, 2013 between

IPARTY RETAIL STORES CORP., a Delaware corporation (the “Lead Borrower”),

IPARTY CORP., a Delaware corporation (a “Borrower”, and, together with the Lead Borrower, the “Borrowers”),

the Guarantors party hereto (each a “Guarantor”, and, together with the Borrowers, the “Loan Parties”),

the Lenders party hereto, and

WELLS FARGO BANK, NATIONAL ASSOCIATION, as successor by merger to Wells Fargo Retail Finance, LLC, as assignee to Wells Fargo Retail Finance II, LLC, as administrative agent and as collateral agent (the “Agent”);

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, the Loan Parties, the Lenders and the Agent entered into a certain Second Amended and Restated Credit Agreement dated as of July 1, 2009 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Loan Parties, the Lenders and the Agent have agreed to amend the Credit Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:

1.	Defined Terms. All capitalized terms not otherwise defined herein shall have the same meaning as ascribed thereto in the Credit Agreement, respectively.

2.
Representations and Warranties.  Each Loan Party hereby represents and warrants that (a) no Default or Event of Default has occurred and is continuing, and (b) after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and each other Loan Document are true and correct in all material respects (except to the extent that such representation or warranty is already qualified by materiality or subject to a “Material Adverse Effect” qualifier) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

3.
Ratification of Loan Documents.  Each Loan Party hereby acknowledges and agrees, except as expressly amended hereby, that no other amendments, changes or modifications to the Loan Documents are intended or implied and hereby ratifies and confirms that all the terms and conditions of the Loan Documents as amended hereby remain in full force and effect.

4.	Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

a.	Amendments to Article I. The provisions of Section 1.01 are hereby amended by adding the following new defined terms (and corresponding definitions) in appropriate alphabetical order therein:

i.	“Minimum Availability Reduction” has the meaning specified in Section 7.17.

ii.
“Minimum Availability Reduction Conditions” means (i) no Default or Event of Default exist, and (ii) receipt by the Agent of a Minimum Availability Reduction Notice not less than two Business Days prior to the delivery of the Borrowing Base Certificate pursuant to Section 6.01.

iii.	“Minimum Availability Reduction Effective Period” means the period beginning on the Second Amendment Effective Date and ending April 30, 2014.

iv.
“Minimum Availability Reduction Notice” means a notice from the Lead Borrower to the Agent in the form of Exhibit 1 annexed to the Second Amendment requesting a Minimum Availability Reduction for a specified period of not less than fourteen days per each request and not more than sixty (60) days in the aggregate for all such requests.

v.	“Second Amendment” means that certain Second Amendment to Second Amended and Restated Credit Agreement entered into by and among the Borrowers, Agent and Lenders dated as of February 28, 2013.

vi.	“Second Amendment Effective Date” means February 28, 2013.

b.	Amendments to Article VII. The provisions of Section 7.17 are hereby deleted in their entirety and the following is substituted in their stead:

“7.17           Minimum Availability.  Permit Excess Availability (without giving effect to clause (d) of the definition of the Borrowing Base) at any time to be less than an amount equal to 7.5% of the then applicable Aggregate Commitments (the “Minimum Availability Block”); provided, however, that if the Minimum Availability Reduction Conditions have been satisfied, as determined by the Agent, the Minimum Availability Block be equal to zero (0) (the “Minimum Availability Reduction”) during the Minimum Availability Reduction Effective Period; provided further that a Minimum Availability Reduction can occur no more than two times and shall not exceed sixty (60) days in the aggregate during the Minimum Availability Reduction Effective Period.”

5.
Amendment Fee.  In addition to any other fees payable under the Credit Agreement, in consideration of the amendments provided for hereunder, Borrowers shall pay to Agent in immediately available funds an amendment fee in the amount of $50,000 (the “Amendment Fee”).  The Amendment Fee shall be fully earned and payable as of the Second Amendment Effective Date and shall be non-refundable in all circumstances, and shall not be subject to any rebate or reduction by way of setoff or counterclaim. The Amendment Fee may be charged by Agent to any account of Borrowers maintained by Agent.

6.	Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the reasonable satisfaction of the Agent:

a.	This Amendment shall have been duly executed and delivered by the Loan Parties, Agent, and the Lenders. The Agent shall have received a fully executed copy hereof.

b.	All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment shall have been duly and effectively taken.

c.	The Loan Parties shall have paid to the Amendment Fee.

d.	After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

e.
The Loan Parties shall have paid to the Agent, to the extent invoiced prior to the Second Amendment Effective Date, all fees, costs and expenses, including the attorneys’ fees, incurred by the Agent in connection with this Amendment.

7.	Miscellaneous.

a.	The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

b.
This Amendment may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall constitute a Loan Document.

c.
The Loan Parties agree to do such further acts and things, and to execute and deliver, or cause to be executed and delivered, such additional instruments, documents, and assignments and agreements as the Agent and its counsel may reasonably request in connection with the administration and enforcement of this Amendment or in order to better assure and confirm unto the Agent its rights and remedies hereunder or under any of the other Loan Documents.

d.	This Amendment shall be governed by, and construed and interpreted in accordance with, the law of the Commonwealth of Massachusetts.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the parties hereto as a sealed instrument as of the date first above written.

IPARTY RETAIL STORES CORP.,
as Lead Borrower
By:	/s/ Sal Perisano
Name:	Sal Perisano
Title:	Chief Executive Officer

IPARTY CORP.,
as a Borrower

By:	/s/ Sal Perisano
Name:	Sal Perisano
Title:	Chief Executive Officer

Signature Page to Second Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, as successor by merger to Wells Fargo Retail Finance, LLC, as Agent and Lender

By:	/s/ Brent Shay
Name:	Brent E. Shay
Title:	Director

Signature Page to Second Amendment